Doma’s Q3 Results Continue to Outpace Mortgage Industry; Tech-Led Growth Expected to Fuel Future Out-Performance Despite Softening Market
Affirms Guidance At or Above the High End of Annual Ranges

Third Quarter 2021 Business Highlights(1):
•Total revenues of $163 million, up 34% versus Q3 2020
•Closed orders of 35,300, up 39% versus Q3 2020
•Retained premiums and fees of $71 million, up 31% versus Q3 2020
•Gross profit of $28 million, up 7% versus Q3 2020
•Adjusted gross profit of $30 million, up 10% versus Q3 2020
•Enterprise segment closed orders grew 386% versus Q3 2020
•Open orders of 52,867, up 41% versus Q3 2020
2021 Full Year Outlook (1):
▪For the full year, Doma now expects to come in at or above the high end of its previous ranges for both revenue of between $475 million and $525 million and retained premiums and fees of between $250 million and $260 million
▪Similarly, Doma expects finishing the year at or above the high end of its previous ranges for both gross profit between $83 million and $93 million and adjusted gross profit between $95 million and $105 million
SAN FRANCISCO, November 10, 2021 (Business Wire) - Doma Holdings, Inc. (NYSE: DOMA) (“Doma” or the “Company”), a leading force for disruptive change in the real estate industry, today reported quarterly financial results and key operating data for the three and nine months ended September 30, 2021(2). Doma’s results demonstrate strong growth that continues to outperform the mortgage industry as a whole, driven by the expansion and continued adoption of its proprietary machine learning technology. Because of its continued momentum in the third quarter of 2021 and an accelerating rate of growth in open order volume, Doma is now affirming that it expects full year 2021 results to be at or above the high end of its previously stated guidance ranges.
“Doma’s impressive growth relative to the industry is driven by our unique technology, and we continue to gain momentum,” said Max Simkoff, Founder and CEO of Doma. “Given our proven ability to grow market share, we will be heavily focused on investing in the extension of our game-changing technology to serve more of the market - specifically across home purchase transactions. As soon as possible, we want prospective homeowners to experience the same value proposition that we’ve been delivering to our Enterprise channel: an instant, digital home closing that is vastly more simple and more affordable," Mr. Simkoff concluded.
Third Quarter 2021 Growth Drivers
•Continued improvements to the Doma Intelligence platform helped deliver better customer outcomes through the application of cutting-edge machine learning technology.
◦Added important new functionality to Doma Docs - which is a feature that uses machine intelligence to replace the manual and error-prone process of traditional fee collaboration - that deepens its algorithms to tackle even more complex Closing Disclosure scenarios and drive better outcomes for Doma's largest clients.
(1) Reconciliations of retained premiums and fees, adjusted gross profit, and the other measures used in this press release that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) to the nearest measures prepared in accordance with GAAP have been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”
(2) Doma completed its business combination with Capitol Investment Corp. V ("Capitol") on July 28, 2021. The financial results and key operating data included in this third quarter release include operating results of Doma prior to completion of the business combination and operating results of the combined company subsequent to completion of the business combination.

◦Enhanced the Doma Connect integration layer to introduce important new integration functionality across several key middleware platforms used by Doma's mortgage originator customers, making those connections more seamless and fostering further expansion of wallet share.
•Increased orders at the Enterprise level, despite a softening mortgage market, reflect confidence in Doma's technology by the nation's largest mortgage lenders. Total order growth in the third quarter came from both new customers starting to transact as well as increases in wallet share among existing Doma Enterprise customers, who are among the nation's leading lenders.
•Home purchase transaction volume increased by a healthy 9% over the same period last year, outpacing overall market trends in Doma's Local channel.
•Top talent from leading global tech companies like Amazon, Apple, Facebook, Netflix, LogMeIn, and Splunk joined the Doma team in the third quarter, in key roles across customer acquisition, account management, fulfillment, software engineering, data science, and product management, helping the Company deliver on its fast pace of innovation.
“Our strong third quarter results are reflective of the increasing demand for our differentiated technology offering, most notably by our largest Enterprise clients,” stated Noaman Ahmad, CFO of Doma. “Our recent performance and momentum allow us the confidence to invest more aggressively in our product roll-out, particularly as it relates to the accelerated migration of our Local Purchase business to the Doma Intelligence platform, which we remain on track to start by year-end. We believe that the acceleration of these investments is worth any short-term trade off in margins that will likely be required to get to larger scale faster."

Non-GAAP Financial Measures
Some of the financial information and data contained in this press release, such as retained premiums and fees, adjusted gross profit and adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Retained premiums and fees is defined as revenue less premiums retained by third-party agents. Adjusted gross profit is defined as gross profit, plus depreciation and amortization. Adjusted EBITDA is defined as net loss before interest expense, income taxes, depreciation and amortization, stock-based compensation, COVID-related severance costs and change in fair value of warrant and sponsor covered shares liabilities. Doma believes that the use of retained premiums and fees, adjusted gross profit and adjusted EBITDA provides an additional tool to assess operational performance and trends in, and in comparing Doma's financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Doma’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Doma’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this press release for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP.
Conference Call Information
Doma will host a conference call at 5:30 PM Eastern Time on Wednesday, November 10, 2021, to present its third quarter 2021 financial results.
The telephonic version of the call can be accessed by dialing:
Participant Toll Free Dial-In Number: (844) 615-6508
Participant International Dial-In Number: (918) 922-3146

Conference ID: 5855336
The live webcast of the call will be accessible on the Company’s website at investor.doma.com. Approximately two hours after conclusion of the live event, an archived webcast of the conference call will be accessible from the Investor Relations section of the Company’s website for twelve months.
About Doma Holdings, Inc.
Doma (NYSE: DOMA) is architecting the future of real estate transactions. The Company uses machine intelligence and its proprietary technology solutions to transform residential real estate, making closings instant and affordable. Doma and its family of brands – States Title, North American Title Company (NATC) and North American Title Insurance Company (NATIC) – offer solutions for current and prospective homeowners, lenders, title agents, and real estate professionals that make closings vastly more simple and efficient, reducing cost and increasing customer satisfaction. Doma’s clients include some of the largest bank and non-bank lenders in the United States. To learn more visit doma.com.
Forward-Looking Statements Legend
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The absence of these words does not mean that a statement is not forward-looking. Such statements are based on the beliefs of, as well as assumptions made by information currently available to Doma management. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, total addressable market ("TAM"), market share and competition. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectation of Doma’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, will differ from assumptions and are beyond the control of Doma.
These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to Doma; future global, regional or local economic, political, market and social conditions, including due to the COVID-19 pandemic; the development, effects and enforcement of laws and regulations, including with respect to the title insurance industry; Doma’s ability to manage its future growth or to develop or acquire enhancements to its platform; the effects of competition on Doma’s future business; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those other factors described in the "Risk Factors" section of the documents filed by Doma from time to time with the SEC.
If any of these risks materialize or Doma’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Doma does not presently know or that Doma currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Doma’s expectations, plans or forecasts of future events and views as of the date of this press release. Doma anticipates that subsequent events and developments will cause Doma’s assessments to change. However, while Doma may elect to update these forward-looking statements at some point in the future, Doma specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Doma’s assessment as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Investor Contact: Chris Mammone | The Blueshirt Group for Doma | ir@doma.com

Media Contact: Martha Shaughnessy | The Key PR for Doma | press@doma.com
SOURCE Doma Holdings, Inc.

Key Operating and Financial Indicators

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
	(in thousands, except for open and closed order numbers)
Key operating data:
Opened orders	52,867	37,572	135,442	101,161
Closed orders	35,300	25,358	99,386	65,026

GAAP financial data:
Revenue (1)	$162,582	$121,072	$420,364	$292,304
Gross profit (2)	$28,302	$26,379	$81,232	$61,418
Net loss	$(34,270)	$(3,622)	$(69,327)	$(26,540)
Non-GAAP financial data (3):
Retained premiums and fees	$70,986	$54,048	$193,249	$136,172
Adjusted gross profit	$30,280	$27,600	$88,937	$64,654
Ratio of adjusted gross profit to retained premiums and fees	43%	51%	46%	47%
Adjusted EBITDA	$(20,109)	$(649)	$(35,291)	$(15,926)

_________________
n.m. = not meaningful
(1)Revenue is comprised of (i) net premiums written, (ii) escrow, other title-related fees and other, and (iii) investment, dividend and other income. Net loss is made up of the components of revenue and expenses.
(2)Gross profit, calculated in accordance with GAAP, is calculated as total revenue, minus premiums retained by third-party agents, direct labor expense (including mainly personnel expense for certain employees involved in the direct fulfillment of policies) and direct non-labor expense (including mainly title examination expense, provision for claims, and depreciation and amortization). In our consolidated income statements, depreciation and amortization is recorded under the “other operating expenses” caption.
(3)Retained premiums and fees, adjusted gross profit and adjusted EBITDA are non-GAAP financial measures.

Non-GAAP Financial Measures
Retained premiums and fees
The following presents our retained premiums and fees and reconciles the measure to our gross profit, the most closely comparable GAAP financial measure, for the periods indicated:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
	(in thousands)		(in thousands)
Revenue	$162,582	$121,072	$420,364	$292,304
Minus:
Premiums retained by third-party agents	91,596	67,024	227,115	156,132
Retained premiums and fees	$70,986	$54,048	$193,249	$136,172
Minus:
Direct labor	23,948	14,892	62,829	45,104
Provision for claims	6,685	5,242	16,741	10,065
Depreciation and amortization	1,978	1,221	7,705	3,236
Other direct costs (1)	10,073	6,314	24,742	16,349
Gross Profit	$28,302	$26,379	$81,232	$61,418
__________________
(1)Includes title examination expense, office supplies, and premium and other taxes.

Adjusted gross profit
The following table reconciles our adjusted gross profit to our gross profit, the most closely comparable GAAP financial measure, for the periods indicated:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
	(in thousands)		(in thousands)
Gross Profit	$28,302	$26,379	$81,232	$61,418
Adjusted for:
Depreciation and amortization	1,978	1,221	7,705	3,236
Adjusted Gross Profit	$30,280	$27,600	$88,937	$64,654
Adjusted EBITDA
The following table reconciles our adjusted EBITDA to our net loss, the most closely comparable GAAP financial measure, for the periods indicated:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
	(in thousands)		(in thousands)
Net loss (GAAP)	$(34,270)	$(3,622)	$(69,327)	$(26,540)
Adjusted for:
Depreciation and amortization	1,978	1,221	7,705	3,236
Interest expense	4,531	1,193	12,341	4,428
Income taxes	170	204	506	620
EBITDA	$(27,591)	$(1,004)	$(48,775)	$(18,256)
Adjusted for:
Stock-based compensation	3,004	355	9,006	945
COVID-related severance costs	—	—	—	1,385
Change in fair value of warrant and sponsor covered shares liabilities	4,478	—	4,478	—
Adjusted EBITDA	$(20,109)	$(649)	$(35,291)	$(15,926)

The following table reconciles our adjusted gross profit to our adjusted EBITDA, for the periods indicated:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
	(in thousands)		(in thousands)
Adjusted Gross Profit	$30,280	$27,600	$88,937	$64,654
Minus:
Customer acquisition costs	14,870	8,849	36,956	25,227
Other indirect costs (1)	35,519	19,400	87,272	55,353
Adjusted EBITDA	$(20,109)	$(649)	$(35,291)	$(15,926)
__________________
(1)Includes corporate support, research and development, and other operating costs.

Outlook reconciliations
The following tables reconcile the ranges of expected gross profit to expected retained premiums and fees and the ranges of expected gross profit to expected adjusted gross profit for the full year ended December 31, 2021:

	Year Ended December 31, 2021
	Low	High
	(in thousands)
Revenue	$475,000	$525,000
Minus:
Premiums retained by third-party agents	225,000	265,000
Retained premiums and fees	$250,000	$260,000
Minus:
Estimated adjustments (1)	$167,000	$167,000
Gross Profit	$83,000	$93,000

	Year Ended December 31, 2021
	Low	High
	(in thousands)
Gross Profit	$83,000	$93,000
Adjusted for:
Depreciation and amortization	12,000	12,000
Adjusted Gross Profit	$95,000	$105,000
__________________
(1)Estimated adjustments include direct labor, provision for claims, depreciation and amortization, and other direct costs (which includes title examination expense, office supplies, and premium and other taxes).

Doma Holdings, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except share and per share information)	2021	2020	2021	2020
Revenues:
Net premiums written (1)	$141,491	$103,587	$358,754	$246,738
Escrow, other title-related fees and other	20,452	16,742	59,092	43,298
Investment, dividend and other income	639	743	2,518	2,268
Total revenues	$162,582	$121,072	$420,364	$292,304

Expenses:
Premiums retained by third-party agents (2)	$91,596	$67,024	$227,115	$156,132
Title examination expense	5,289	4,624	15,643	11,811
Provision for claims	6,685	5,242	16,741	10,065
Personnel costs	62,410	36,197	159,829	104,652
Other operating expenses	21,693	10,210	53,038	31,136
Total operating expenses	$187,673	$123,297	$472,366	$313,796

Loss from operations	$(25,091)	$(2,225)	$(52,002)	$(21,492)

Other (expense) income:
Change in fair value of warrant and sponsor covered shares liabilities	(4,478)	—	(4,478)	—
Interest expense	(4,531)	(1,193)	(12,341)	(4,428)
Loss before income taxes	$(34,100)	$(3,418)	$(68,821)	$(25,920)

Income tax expense	(170)	(204)	(506)	(620)
Net loss	(34,270)	(3,622)	(69,327)	(26,540)

Earnings per share:
Net loss per share attributable to shareholders - basic and diluted	$(0.14)	$(0.06)	$(0.54)	$(0.43)
Weighted average shares outstanding common stock - basic and diluted	245,003,754	64,060,987	128,105,954	62,255,035
__________________
(1)Net premiums written includes revenues from a related party of $30.3 million and $22.9 million during the three months ended September 30, 2021 and 2020, respectively. Net premiums written includes revenues from a related party of $81.9 million and $64.2 million during the nine months ended September 30, 2021 and 2020, respectively.
(2)Premiums retained by third-party agents includes expenses associated with a related party of $24.8 million and $18.4 million during the three months ended September 30, 2021 and 2020, respectively. Premiums retained by third-party agents includes expenses associated with a related party of $66.6 million and $51.9 million during the nine months ended September 30, 2021 and 2020, respectively.

Doma Holdings, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

(In thousands, except share information)	September 30, 2021	December 31, 2020

Assets
Cash and cash equivalents	$411,669	$111,893
Restricted cash	2,021	129
Investments:
Fixed maturities
Held-to-maturity debt securities, at amortized cost	74,872	65,406
Available-for-sale debt securities, at fair value (amortized cost $7,139 at December 31, 2020)	—	8,057
Equity securities, at fair value (cost $2,000 at December 31, 2020)	—	2,119
Mortgage loans	2,920	2,980
Other invested assets	306	—
Total Investments	$78,098	$78,562
Receivables (net of provision for doubtful accounts of $571 at September 30, 2021 and $492 at December 31, 2020)	14,485	15,244
Prepaid expenses, deposits and other assets	22,161	7,365
Fixed assets (net of accumulated depreciation of $17,283 at September 30, 2021 and $15,065 at December 31, 2020)	35,243	21,661
Title plants	13,952	14,008
Goodwill	111,487	111,487
Trade names (net of accumulated amortization of $3,187 at December 31, 2020)	—	2,684
Total assets	$689,116	$363,033

Liabilities and stockholders' equity
Accounts payable	$6,651	$6,626
Accrued expenses and other liabilities	50,187	33,044
Senior secured credit agreement, net of debt issuance costs and original issue discount	138,684	—
Loan from a related party	—	65,532
Liability for loss and loss adjustment expenses	78,671	69,800
Warranty liabilities	24,440	—
Sponsor covered shares liability	8,610	—
Total liabilities	$307,243	$175,002

Stockholders' equity:
Series A preferred stock, 0.0001 par value; 0 shares authorized at September 30, 2021; 0 shares and 43,737,586 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	$—	$1
Series A-1 preferred stock, 0.0001 par value; 0 shares authorized at September 30, 2021; 0 shares and 48,913,906 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	—	1
Series A-2 preferred stock, 0.0001 par value; 0 shares authorized at September 30, 2021; 0 shares and 14,003,187 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	—	—
Series B preferred stock, 0.0001 par value; 0 shares authorized at September 30, 2021; 0 shares and 15,838,828 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	—	—
Series C preferred stock, 0.0001 par value; 0 shares authorized at September 30, 2021; 0 shares and 60,665,631 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	—	1
Common stock, 0.0001 par value; 2,000,000,000 shares authorized at September 30, 2021; 321,544,052 and 62,832,307 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	33	1
Additional paid-in capital	530,290	266,464
Accumulated deficit	(148,450)	(79,123)
Accumulated other comprehensive income	—	686
Total stockholders’ equity	$381,873	$188,031
Total liabilities and stockholders' equity	$689,116	$363,033

Doma Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
(In thousands)	2021	2020
Cash flow from operating activities:
Net loss	$(69,327)	$(26,540)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest expense - paid in kind	6,353	5,085
Depreciation and amortization	7,705	3,236
Stock-based compensation expense	8,447	945
Amortization of debt issuance costs and original issue discount	1,429	—
Provision for doubtful accounts	562	304
Deferred income taxes	377	535
Realized gain on debt securities	(908)	(141)
Net unrealized loss on equity securities	119	10
Gain on disposal of fixed assets and title plants	(11)	(281)
Accretion of discounts on held-to-maturity securities	901	369
Change in fair value of warrant and sponsor covered shares liabilities	4,478	—
Change in operating assets and liabilities:
Accounts receivable	(284)	(261)
Prepaid expenses, deposits and other assets	(14,799)	(6,166)
Accounts payable	(274)	2,658
Accrued expenses and other liabilities	13,813	472
Liability for loss and loss adjustments expenses	8,872	3,374
Net cash used in operating activities	$(32,547)	$(16,401)
Cash flow from investing activities:
Proceeds from sales, calls and maturities of investments: Held-to-maturity	$23,514	$15,394
Proceeds from sales, calls and maturities of investments: Available-for-sale	7,817	18
Proceeds from sales of investments: Equity securities	2,000	—
Proceeds from sales and principal repayments of investments: Mortgage loans	60	378
Purchases of investments: Held-to-maturity	(33,650)	(57,624)
Purchases of investments: Equity securities	—	(1,000)
Proceeds from sales of fixed assets	306	246
Purchases of fixed assets	(18,842)	(12,670)
Proceeds from sale of title plants and dividends from title plants	482	1,349
Net cash used in investing activities	$(18,313)	$(53,909)

Doma Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
(In thousands)	2021	2020
Cash flow from financing activities:
Proceeds from issuance of Series C preferred stock, net of financing costs	$—	$70,701
Proceeds from issuance of senior secured credit agreement	150,000	—
Payments on loan from a related party	(65,532)	(28,092)
Debt issuance costs	(579)	—
Exercise of stock warrants	48	—
Exercise of stock options	1,690	92
Redemptions of redeemable common and preferred stock	(294,856)	—
Net proceeds from Business Combination and PIPE Investment	624,952	—
Payment of costs directly attributable to the issuance of common stock in connection with Business Combination and PIPE Investment	(63,195)	—
Net cash provided by financing activities	$352,528	$42,701
Net change in cash and cash equivalents and restricted cash	301,668	(27,609)
Cash and cash equivalents and restricted cash at the beginning period	112,022	141,668
Cash and cash equivalents and restricted cash at the end of period	$413,690	$114,059
Supplemental cash flow disclosures:
Cash paid for interest	$5,347	$1
Supplemental disclosure of non-cash investing activities:
Unrealized loss on available-for-sale debt securities	$(179)	$(53)
Supplemental disclosure of non-cash financing activities:
Issuance of penny warrants related to the senior secured credit agreement	$(18,519)	$—
Warrant liabilities recognized in conjunction with the Business Combination	$19,240	$—
Net liabilities assumed in the Business Combination	$9,517	$—

Quarterly Results of Operations and Other Data
The following tables set forth our selected unaudited quarterly condensed consolidated statements of operations data for each of the quarters indicated. The information for each quarter has been prepared on a basis consistent with our audited consolidated financial statements, and reflect, in the opinion of management, all adjustments, which consist only of a normal, recurring nature that are necessary for a fair statement of the financial information contained in those financial statements. Our historical results are not necessarily indicative of the results that may be expected in the future. The following quarterly financial data should be read in conjunction with our consolidated financial statements.
Condensed Consolidated Statements of Operations

	Three months ended
(In thousands)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Revenues:
Net premiums written	$56,817	$86,334	$103,587	$98,870	$107,992	$109,271	$141,491
Escrow, other title-related fees and other	13,174	13,382	16,742	17,977	18,575	20,065	20,452
Investment, dividend and other income	818	707	743	663	1,229	650	639
Total revenues	$70,809	$100,423	$121,072	$117,510	$127,796	$129,986	$162,582

Expenses:
Premiums retained by third-party agents	$33,102	$56,006	$67,024	$64,011	$70,338	$65,181	$91,596
Title examination expense	3,865	3,322	4,624	4,393	4,853	5,500	5,289
Provision for claims	1,783	3,040	5,242	5,272	3,249	6,807	6,685
Personnel costs	35,718	32,737	36,197	38,874	43,464	53,954	62,410
Other operating expenses	10,640	10,286	10,210	12,149	14,165	17,181	21,693
Total operating expenses	$85,108	$105,391	$123,297	$124,699	$136,069	$148,623	$187,673

Loss from operations	$(14,299)	$(4,968)	$(2,225)	$(7,189)	$(8,273)	$(18,637)	$(25,091)

Other income (expense):
Change in fair value of warrant and sponsor earnout liabilities	—	—	—	—	—	—	(4,478)
Interest expense	(2,112)	(1,123)	(1,193)	(1,151)	(3,360)	(4,451)	(4,531)
Loss before income taxes	$(16,411)	$(6,091)	$(3,418)	$(8,340)	$(11,633)	$(23,088)	$(34,100)

Income tax expense	(175)	(241)	(204)	(223)	(125)	(211)	(170)
Net loss	(16,586)	(6,332)	(3,622)	(8,563)	(11,758)	(23,299)	(34,270)

Reconciliation of GAAP to Non-GAAP Measures
The following tables present our reconciliation of GAAP measure to non-GAAP measures for the historical periods indicated.
Retained premiums and fees

	Three Months Ended
(In thousands)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Revenue	$70,809	$100,423	$121,072	$117,510	$127,796	$129,986	$162,582
Minus:
Premiums retained by third-party agents	33,102	56,006	67,024	64,011	70,338	65,181	91,596
Retained premiums and fees	$37,707	$44,417	$54,048	$53,499	$57,458	$64,805	$70,986
Minus:
Direct labor	16,314	13,898	14,892	17,050	17,979	20,902	23,948
Provision for claims	1,783	3,040	5,242	5,272	3,249	6,807	6,685
Depreciation and amortization	1,116	899	1,221	2,579	2,707	3,021	1,978
Other direct costs(1)	5,137	4,898	6,314	4,186	7,109	7,561	10,073
Gross Profit	$13,357	$21,682	$26,379	$24,412	$26,414	$26,514	$28,302
__________________
(1)Includes title examination expense, office supplies, and premium and other taxes.
Adjusted gross profit

	Three Months Ended
(in thousands)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Gross Profit	$13,357	$21,682	$26,379	$24,412	$26,414	$26,514	$28,302
Adjusted for:
Depreciation and amortization	1,116	899	1,221	2,579	2,707	3,021	1,978
Adjusted Gross Profit	$14,473	$22,581	$27,600	$26,991	$29,121	$29,535	$30,280
Adjusted EBITDA

	Three Months Ended
(in thousands)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Net loss (GAAP)	$(16,586)	$(6,332)	$(3,622)	$(8,563)	$(11,758)	$(23,299)	$(34,270)
Adjusted for:
Depreciation and amortization	1,116	899	1,221	2,579	2,707	3,021	1,978
Interest expense	2,112	1,123	1,193	1,151	3,360	4,451	4,531
Income taxes	175	241	204	223	125	211	170
EBITDA	$(13,183)	$(4,069)	$(1,004)	$(4,610)	$(5,566)	$(15,616)	$(27,591)
Adjusted for:
Stock-based compensation	308	282	355	1,550	2,289	3,713	3,004
COVID-related severance costs	—	1,385	—	—	—	—
Change in fair value of warrant and sponsor covered shares liabilities	—	—	—	—	—	—	4,478
Adjusted EBITDA	$(12,875)	$(2,402)	$(649)	$(3,060)	$(3,277)	$(11,903)	$(20,109)